ACQUISITIONS AND DIVESTITURES	6 Months Ended
Jun. 30, 2025
Business combinations and discontinued operations [Abstract]
Acquisitions and Divestitures	Acquisitions and Divestitures
a) Donlin Gold
On April 22, 2025, Barrick announced it had entered into an agreement to sell its 50% interest in the Donlin Gold project located in Alaska, USA to affiliates of Paulson Advisers LLC and NOVAGOLD Resources Inc. (“NOVAGOLD”) for total cash consideration of $1 billion. In addition, Barrick has granted NOVAGOLD an option to purchase the outstanding debt owed to Barrick (value of $160 million as at June 30, 2025, classified as fair value through profit or loss (“FVPL”) and presented in Other Assets) in connection with the Donlin Gold project for $90 million if purchased prior to closing, or for $100 million if purchased within 18 months from closing, when the option expires. If that option is not exercised, the debt will remain outstanding, substantially in accordance with its existing terms which would largely defer repayment to the commencement of production.
The transaction closed on June 3, 2025 and we recognized a gain on sale of $745 million in Q2 2025. In addition, NOVAGOLD did not exercise the option to purchase the outstanding debt owed to Barrick at closing, but retains the option to purchase the outstanding debt for $100 million within 18 months from closing.